UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2011 Base Salary

On February 15, 2011, the independent members of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”) approved a 2011 base salary for Jorge J. Quinoy, the Company’s Executive Vice President, Global Sales, of $326,922, effective January 1, 2011.

2010 Stock-Based Awards

On February 15, 2011, as part of the Company’s annual equity compensation grant process, the independent members of the Board approved the grant of 12,500 restricted stock units (“RSUs”) and an option to purchase up to 23,148 shares of the Company’s common stock to Mr. Quinoy. 25% of the RSUs granted to Mr. Quinoy will vest, if at all, each year on the anniversary of the grant date, subject to Mr. Quinoy’s continued service through each such date, so that the award is fully vested on the fourth anniversary of the grant date. 1/48th of the shares underlying such stock option shall vest in equal monthly installments over a period of four years commencing on the date of grant, subject to Mr. Quinoy’s continued service through each such date. The stock option has a term of seven years.

The RSUs and stock option granted to Mr. Quinoy are evidenced by the Company’s standard forms of Restricted Stock Unit Grant Notice, Restricted Stock Unit Agreement (together, the “RSU Agreement”), and a Stock Option Agreement (the “Stock Option Agreement”), which, together with the Company’s 2005 Equity Compensation Plan (the “Plan”), set forth the terms and conditions of the RSUs and stock options. The exercise price of the stock option is $27.47 per share, which is equal to the fair market value of the Company’s common stock on the date of grant.

The foregoing is only a brief description of the material terms of the RSUs and the stock option granted to Mr. Quinoy on February 15, 2011, does not purport to be complete and is qualified in its entirety by reference to the Plan, the forms of RSU Agreement and the form of Stock Option Agreement. A copy of the Plan, as amended and restated, is referenced in Exhibit 10.1 hereto. A copy of the forms of RSU Agreement under the Plan are filed as Exhibit 10.2 hereto and a copy of the form of Stock Option Agreement under the Plan is filed as Exhibit 10.3 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (as originally filed as Appendix A to the Company’s definitive proxy statement on Form DEF 14A, as filed with the Securities and Exchange Commission on June 2, 2009, and incorporated herein by reference).

10.2	Form of Restricted Stock Unit Grant Notice and Form of Restricted Stock Unit Agreement under the Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 000-52045), as originally filed on February 11, 2010, and incorporated herein by reference).

10.3	Form of Stock Option Agreement under the Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 000-52045), as originally filed on February 11, 2010, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/s/ Darin Lippoldt
Darin Lippoldt Senior Vice President and General Counsel

Dated: February 22, 2011

Exhibit Index

No.	Description

10.1	Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (as originally filed as Appendix A to the Company’s definitive proxy statement on Form DEF 14A, as filed with the Securities and Exchange Commission on June 2, 2009, and incorporated herein by reference).

10.2	Form of Restricted Stock Unit Grant Notice and Form of Restricted Stock Unit Agreement under the Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 000-52045), as originally filed on February 11, 2010, and incorporated herein by reference).

10.3	Form of Stock Option Agreement under the Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 000-52045), as originally filed on February 11, 2010, and incorporated herein by reference).